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               SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C.  20549

                          _____________

                            FORM 8-K

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                August 20, 2001


                      Hecla Mining Company
__________________________________________________________________
     (Exact name of registrant as specified in its charter)


                            Delaware
__________________________________________________________________
         (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
__________________________________________________________________
(Commission File Number)      (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
__________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                         (208) 769-4100
__________________________________________________________________
                 (Registrant's Telephone Number)














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Item 5.   Other Events.
          -------------

      On August 20, 2001, Hecla Mining Company (Hecla) announced that it has reached an agreement in principle with the United States and State of Idaho to settle governments' cliams for natural resource damages and cleanup costs related to historic mining practices in the Coeur d'Alene Basin in northern Idaho.

      The News Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          ------------


      Exhibit 99 - Hecla Mining Company News Release dated
                   August 20, 2001.


                            SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                    HECLA MINING COMPANY



                    By:  /s/  Michael B. White
                        ---------------------------------------
                        Name:  Michael B. White
                        Title: Vice President - General Counsel


Dated: August 20, 2001











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                          EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____



Exhibit 99 - Hecla Mining Company News Release dated August 20, 2001





































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